SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2009

(Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street. Suite 700, Boston, MA

 (Address of principal executive offices)

(800) 518-4879

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

SECTION 1. Company's Business and Operations

None

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On September 30, 2009, Mr. Frank Menzler resigned as a Director and as the Chairman of the Company’s Board of Directors; Mr. Menzler did not resign as a result of any disagreement between himself and the Company. Simultaneously, the Company and Mr. Menzler entered into a restated employment agreement providing for, among other things, the payment to Mr. Menzler of a lump sum of $35,000 (the "Signing Bonus”), which Signing Bonus Payment is to be made on October 15, 2009. Mr. Menzler continues to serve as the Conmpany's Chief Executive Officer and President.

            On October 6, 2009, Mr. Roland Schomer resigned as a Director of the Company; Mr. Schomer did not resign as a result of any disagreement between himself and the Company.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None.

NUMBER	EXHIBIT DESCRIPTION
10.1	Agreement dated as of September 30, 2009 between HepaLife Technologies, Inc. and Frank Menzler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Frank Menzler

Frank Menzler

President and Chief Executive Officer

Date: October 6, 2009